AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                            JNLNY VARIABLE FUND I LLC
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This AMENDMENT is by and between JNLNY Variable Fund I LLC, a Delaware limited liability company (the "Fund") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Fund and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Fund retained the Adviser to perform investment advisory and management services for the Funds enumerated in the Agreement;

     WHEREAS, a new fund has been added;

     WHEREAS, to reflect the merger of two funds into one fund of the JNL Variable Fund LLC; and

     WHEREAS, to reflect the addition of a breakpoint to the advisory fees.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 1, 2006, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 1, 2006, attached hereto.

     3. The Fund and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

     IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 1st day of May, 2006.

                        JNLNY VARIABLE FUND I LLC


                        By:
                               ------------------------------------------------
                        Name:    ROBERT A. FRITTS
                               -------------------------------------------------
                        Title:   PRESIDENT
                               -------------------------------------------------

                        JACKSON NATIONAL ASSET
                        MANAGEMENT, LLC


                        By:
                               ------------------------------------------------
                        Name:    MARK D. NERUD
                               -------------------------------------------------
                        Title:   CHIEF FINANCIAL OFFICER
                               ------------------------------------------------

                                   SCHEDULE A
                                Dated May 1, 2006
                                     (Funds)

                 JNL/Mellon Capital Management DowSM 10 Fund
                 JNL/Mellon Capital Management S&P(R) 10 Fund
                 JNL/Mellon Capital Management Global 15 Fund
                 JNL/Mellon Capital Management Nasdaq(R) 15 Fund
                 JNL/Mellon Capital Management Value Line(R) 25 Fund JNL/Mellon Capital Management DowSM Dividend Fund JNL/Mellon Capital Management S&P(R) 24 Fund

                                   SCHEDULE B
                                Dated May 1, 2006
                                 (Compensation)

                   JNL/MELLON CAPITAL MANAGEMENT DOWSM 10 FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

                  JNL/MELLON CAPITAL MANAGEMENT S&P(R) 10 FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

                  JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

                 JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

               JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

                JNL/MELLON CAPITAL MANAGEMENT DOWSM DIVIDEND FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%

                  JNL/MELLON CAPITAL MANAGEMENT S&P(R) 24 FUND

                $0 to $50 million                            .37%
                $50 to $100 million                          .31%
                $100 million to $750 million                 .28%
                Over $750 million                            .27%